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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No's. 333-96045 and 333-96047) and Form S-3 (File No. 333-31394).


                                                    ARTHUR ANDERSEN LLP

Houston, Texas
March 1, 2000